Exhibit 1.1

Execution version

4,055,000 Shares

Genco Shipping & Trading Limited

Common Stock

UNDERWRITING AGREEMENT

September 26, 2007

To the Managers named in Schedule I hereto
for the Underwriters named in Schedule II hereto

Ladies and Gentlemen:

Genco Shipping & Trading Limited, a Marshall Islands company (the “Company”), and Fleet Acquisition LLC, a Marshall Islands company and a stockholder of the Company (the “Selling Shareholder”), propose to sell to the several underwriters named in Schedule II hereto (the “Underwriters”), for whom you are acting as managers (the “Managers”), an aggregate of 4,055,000 shares (the “FirmShares”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”), of which 3,208,955 shares are to be sold by the Company and 846,045 shares are to be sold by the Selling Shareholder.  The Company and the Selling Shareholder are hereinafter sometimes referred to as the “Sellers.”

The Sellers also propose to sell to the several Underwriters not more than an aggregate of 405,500 shares of Common Stock (the “Additional Shares”), of which 149,254 shares may be sold by the Company and 256,246 shares may be sold by the Selling Shareholder, if and to the extent that you, as Managers of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of Common Stock granted to the Underwriters in Section 3 hereof.  The Firm Shares and the Additional Shares are hereinafter referred to as the “Shares.”  If the firm or firms listed in Schedule II hereto include only the Managers listed in Schedule I hereto, then the terms “Underwriters” and “Managers” as used herein shall each be deemed to refer to such firm or firms.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement, including a prospectus, (File No. 333-140158) on Form S-3, relating to certain securities of the Company (the “Shelf Securities”), including the Shares, to be offered and sold from time to time by the Company or by selling shareholders of the Company to be named in one or more prospectus supplements.  The registration statement as amended to the date of this underwriting agreement (this “Agreement”), including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement”, and the related prospectus covering the Shelf Securities dated February 7, 2007 in the form first used to confirm sales of the Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Base Prospectus.”  The Base Prospectus, as supplemented by the prospectus supplement specifically relating to the Shares in the form first used to confirm sales of the Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus,” and the term “preliminary prospectus” means any preliminary form of the Prospectus.  For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “Time of Sale Prospectus” means the preliminary prospectus together with the free writing prospectuses, if any, each identified in Schedule III hereto, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person.  As used herein, the terms “Registration Statement,” “Base Prospectus,” “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein.  The terms “supplement,” “amendment,” and “amend” as used herein with respect to the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, the Prospectus, any preliminary prospectus or free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein.

1.  Representations and Warranties of the Company.  The Company hereby represents and warrants to and agrees with each of the Underwriters that:

(a)  The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose have been instituted or are pending before or, to the knowledge of the Company, threatened by the Commission.  The Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information.

(b)  Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

(c)  (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and

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regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement as of the date hereof does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Registration Statement and the Prospectus comply, and as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (v) the Time of Sale Prospectus does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 5), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vi) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vii)the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Managers expressly for use therein, which information is specified in Section 10(i) of this Agreement.

(d)  The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act.  Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.  Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.  Except for the free writing prospectuses, if any, identified in Schedule III hereto forming part of the Time of Sale Prospectus, and electronic road shows, if any, each furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus.

(e)  Except as otherwise disclosed in each of the Time of Sale Prospectus and the Prospectus and, since the date of the last audited financial statements included in the Time of Sale Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or

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otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and the subsidiaries of the Company listed on Schedule IV to this Agreement (each, a “Subsidiary” and collectively, the “Subsidiaries”), taken as a whole; (ii) the Company and the Subsidiaries, considered as one entity, have neither incurred any material liability or obligation (including any off-balance sheet obligation), indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other Subsidiaries, any of the Subsidiaries on any class of capital stock or share capital or repurchase or redemption by the Company or any of the Subsidiaries of any class of capital stock or share capital.

(f)  Each of the Company and the Subsidiaries has been duly organized and is validly existing as a corporation, or company with limited liability, as applicable, in good standing under the laws of the Marshall Islands or the State of Delaware, as applicable, and has the power and authority (corporate or other) to own, lease and operate its properties and to conduct its business as described in the Time of Sale Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement.  Each of the Company and each Subsidiary is duly qualified as a foreign corporation, or company with limited liability, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified would not result in a material adverse effect on the condition (financial or otherwise), earnings, business, operations or prospects of the Company and the Subsidiaries, taken as a whole (a “Material Adverse Effect”).  All of the issued and outstanding capital stock or other equity or ownership interest of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, except as set forth in each of the Time of Sale Prospectus and the Prospectus, is owned by the Company, directly or indirectly, free and clear of any security interest, mortgage, pledge, lien, encumbrance or adverse claim.  None of the issued and outstanding shares of capital stock or other equity or ownership interest of any Subsidiary were issued in violation of preemptive or other similar rights of any security holder of such Subsidiary.  The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the Subsidiaries.

(g)  This Agreement has been duly authorized, executed and delivered by the Company.

(h)  As of September 26, 2007, the Company’s authorized capital stock consists of 100,000,000 shares of common stock, par value $0.01 per share, of which 25,514,600 shares are issued and outstanding, and 25,000,000 shares of preferred stock, par value $0.01 per share, of which no shares were issued and outstanding.  The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in each of the Time of Sale Prospectus and the Prospectus.

(i)  The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly authorized and, when issued and delivered against payment therefor as provided

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in herein, will be validly issued, fully paid and non-assessable.  All of the issued and outstanding shares of Common Stock (including the Shares to be sold by the Selling Shareholder) have been duly authorized and validly issued, are fully paid and non-assessable and have been issued in compliance with federal and state securities laws and Marshall Islands law.  None of the outstanding shares of Common Stock (including the Shares) was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company.  There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any share capital of the Company or any of the Subsidiaries other than those accurately described in each of the Time of Sale Prospectus and the Prospectus.

(j)  There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, other than the Selling Shareholder as described in the Time of Sale Prospectus and the Prospectus, except for such rights as have been duly waived in writing.

(k)  Deloitte & Touche LLP, who has certified the financial statements included in the Registration Statement, the Time of Sale Prospectus and the Prospectus, are independent public or certified public accountants as required by the Securities Act.

(l)  The financial statements included in the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly the consolidated financial position of the Company and the Subsidiaries as of and at the dates indicated therein and the results of their operations and cash flows for the periods specified therein.  Such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) in the United States applied on a consistent basis throughout the periods involved.  No other financial statements or supporting schedules are required to be included in the Registration Statement.  To the Company’s knowledge, after reasonable inquiry, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the Public Company Accounting Oversight Board, has participated in or otherwise aided the preparation of, or audited, the financial statements, supporting schedules or other financial data included in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(m)  The Company and each of the Subsidiaries makes and keeps accurate books and records and maintains a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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(n)  Neither the Company nor any of the Subsidiaries (i) is in violation of any provision of any of its articles of incorporation, bylaws or other charter documents or (ii) is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them may be bound (including, without limitation, the debt instruments referred to in each of the Time of Sale Prospectus and the Prospectus and/or filed as exhibits to the Registration Statement), or to which any of the property or assets of the Company or any of the Subsidiaries is subject (each, an “Existing Instrument”), except for such Defaults under clause (ii) above as would not, individually or in the aggregate, result in a Material Adverse Effect.  The Company’s execution, delivery and performance of this Agreement, consummation of the transactions contemplated hereby and by the Time of Sale Prospectus and the Prospectus and the issuance and sale of the Shares (i) have been duly authorized by all necessary corporate action and will not result in any violation of any of the provisions of any of the articles of incorporation, bylaws or other charter documents of the Company or any Subsidiary, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any security interest, mortgage, pledge, lien, encumbrance or adverse claim upon any property or assets of the Company or any of the Subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any Subsidiary.  No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby and by the Time of Sale Prospectus and the Prospectus, except such as (i) have been obtained or made by the Company and are in full force and effect or (ii) may be required under applicable state securities or blue sky laws.  As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of the Subsidiaries.

(o)  Except as otherwise disclosed in the each of the Time of Sale Prospectus and the Prospectus, there are no legal or governmental actions, suits or proceedings pending, to which the Company or any Subsidiary is a party or of which any property, operations or assets of the Company or any Subsidiary is the subject which (individually or in the aggregate), if determined adversely to the Company or any Subsidiary, would result in a Material Adverse Effect or adversely affect the consummation of the transactions contemplated by this Agreement or would be material in the context of the sale of shares of Common Stock; to the Company’s knowledge, no such proceeding, litigation or arbitration is threatened or contemplated; and the defense of all such proceedings, litigation and arbitration against or involving the Company or any Subsidiary would not result in a Material Adverse Effect.  To the knowledge of the Company, no claim has been asserted against any director or officer of the Company that is premised upon a breach of fiduciary duty owed to the Company or any other person by such director or officer based upon such director’s or officer’s involvement in the formation or management of, or other activities

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undertaken in connection with, either the Company or the offering of the Shares, and no basis for any such claim exists.

(p)  Except as otherwise disclosed in each of the Time of Sale Prospectus and the Prospectus, the Company and each Subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Company nor any Subsidiary has received, or to the Company’s and each Subsidiary’s knowledge expects to receive, any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Effect.

(q)  Except as otherwise disclosed in each of the Time of Sale Prospectus and the Prospectus, the Company and each of the Subsidiaries has good and marketable title to all of the personal property owned by them, in each case free and clear of any security interests, mortgages, pledges, liens, encumbrances, equities, adverse claims and other defects, except for any maritime or other liens incurred in the ordinary course of business that do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such Subsidiary.  The real property held under lease by the Company or any Subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property by the Company or such Subsidiary.  Each of the vessels currently in the fleet of the Company (the “Fleet”) is duly registered in the name of the Subsidiary that owns it under the laws and regulations and the flag of the nation of such vessel’s registration, and no other action is necessary to establish and perfect such Subsidiary’s title to and interest in the vessel as against any charterer or other third party.  Each of the vessels in the Fleet is owned directly by one of the Subsidiaries as indicated in Schedule V, free and clear of all security interests, mortgage, pledges, liens, encumbrances, equities, adverse claims and other defects, except for any maritime or other liens incurred in the ordinary course of business that do not materially and adversely affect the value of such vessel and do not materially interfere with the use made or proposed to be made of such vessel by the Company or such Subsidiary, or except such as described in each of the Time of Sale Prospectus and the Prospectus and such as are not material and do not interfere with the ownership or operation of such vessel.

(r)  All material Tax returns required to be filed by the Company and each of the Subsidiaries have been filed and all such returns are true, complete, and correct in all material respects.  All material Taxes that are due or claimed to be due from the Company and each of the Subsidiaries have been paid other than those (A) currently payable without penalty or interest or (B) being contested in good faith and by appropriate proceedings and for which, in the case of both clauses (A) and (B), adequate reserves have been established on the books and records of the Company and each of its Subsidiaries in accordance with GAAP.  There are no material Tax assessments proposed in writing against the Company or any of the Subsidiaries.  To the Company’s knowledge, the accruals and reserves on the books and records of the Company and each of the Subsidiaries in respect of any material Tax liability for any taxable period not finally

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determined are adequate to meet any assessments of Tax for any such period.  For purposes of this Agreement, the term “Tax” and “Taxes” shall mean all federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto.

(s)  Except as otherwise disclosed in each of the Time of Sale Prospectus and the Prospectus, each of the Company and the Subsidiaries maintains insurance or participates in insurance clubs in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their business.  The Company has no reason to believe that it or any Subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect.

(t)  The Company has not taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which would constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the shares of Common Stock.  The Company acknowledges that the Underwriters may engage in passive market making transactions in the Common Stock on the New York Stock Exchange in accordance with Regulation M under the Exchange Act (“Regulation M”).

(u)  There are no business relationships or related-party transactions involving the Company or any Subsidiary or any other person required by the Securities Act or otherwise to be described in the Time of Sale Prospectus or the Prospectus which have not been described as required.

(v)  The Company has not been advised, and has no reason to believe, that it and each of the Subsidiaries are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it and each of the Subsidiaries is conducting business, except where failure to be so in compliance would not result in a Material Adverse Effect.  Without limiting the generality of the foregoing, neither the Company nor any of the Subsidiaries nor, to the best of the Company’s knowledge, any employee or agent of the Company or any Subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any applicable law.

(w)  The Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the applicable rules and regulations of the Commission and the New York Stock Exchange relating to the Sarbanes-Oxley Act.

(x)  No labor disturbance by the employees of the Company or any Subsidiary exists or, to the Company’s knowledge, is imminent and the Company is not aware of any existing or imminent labor disturbances by the employees of any of its or any Subsidiary’s principal suppliers, shipyards, manufacturers, customers or contractors, which, in either case (individually or in the aggregate), would result in a Material Adverse Effect.

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(y)  Except as described in each of the Time of Sale Prospectus and the Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (i) neither the Company nor any of the Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company and the Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or, to the Company’s and each Subsidiary’s knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of the Subsidiaries and (iv) there are no events or circumstances that could reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of the Subsidiaries relating to Hazardous Materials or any Environmental Laws.

(z)  Neither the Company nor any of the Subsidiaries has sustained since the date of the last audited financial statements incorporated by reference in the Time of Sale Prospectus any loss or interference with its respective business from the actual or constructive loss of or to any vessel or any other asset that is material to the Company or any of the Subsidiaries, the requisition for title of any vessel, fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree that resulted in a Material Adverse Effect.

(aa)  Except as disclosed in each of the Time of Sale Prospectus and the Prospectus, the Company has not sent or received any communication regarding termination of, or intent not to renew, any of the charters or other contracts or agreements filed as an exhibit to the Registration Statement, and no such termination or non-renewal has been threatened by the Company or, to the Company’s knowledge, any other party to any such charter, contract or agreement.

(bb)  Except as otherwise disclosed in each of the Time of Sale Prospectus and the Prospectus, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(cc)  The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  The Company is not, and after giving effect to the offering and sale of the Shares as described in the

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Time of Sale Prospectus will not be, an “investment company” within the meaning of the Investment Company Act.

(dd)  Since July 21, 2005, neither the Company nor any Subsidiary has extended or maintained credit, arranged for the extension of credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer (or equivalent thereof) of the Company and/or such Subsidiary except for such extensions of credit as are expressly permitted by Section 13(k) of the Exchange Act and Marshall Islands law.

(ee)  To the Company’s knowledge, there are no affiliations or associations between any member of the Financial Industry Regulatory Authority, Inc. (the “NASD”) and any of the Company’s officers, directors or 5% or greater security holders, except as set forth in each of the Time of Sale Prospectus and the Prospectus or as disclosed to the Managers and the NASD.

(ff)  The Company is not a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1296 of the Internal Revenue Code of 1986 and expects to continue its operations in such a manner that it will not become a PFIC.

(gg)  Except as described in each of the Time of Sale Prospectus and the Prospectus, none of the Subsidiaries is prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s equity securities, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary.  Except as disclosed in each of the Time of Sale Prospectus and the Prospectus, the Company is not prohibited by contract from declaring and paying dividends and making other distributions on shares of Common Stock.

(hh)  Except as described in each of the Time of Sale Prospectus and the Prospectus, the Company is not prohibited, directly or indirectly, under Marshall Islands law from paying any dividends or other distributions on shares of Common Stock.  Except as described in each of the Time of Sale Prospectus and the Prospectus, all dividends and other distributions declared and payable on shares of Common Stock may under the current laws and regulations of the Marshall Islands be paid in U.S. dollars and may be freely transferred out of the Marshall Islands, and all such dividends and other distributions will not be subject to withholding or other taxes under the current laws and regulations of the Marshall Islands and are otherwise free and clear of any other tax, withholding or deduction in and without the necessity of obtaining any consents, approvals, authorizations, orders, licenses, registrations,  clearances and qualifications of or with any court or governmental agency or body or any stock exchange authorities in the Marshall Islands.

(ii)  The Company is not owned or controlled by, or under common control with, or acting on behalf of, or is owned or controlled by, or under common control with, or acting on behalf of, any entity that is owned or controlled by, or acting on behalf of, or is doing business with, (i) the government of a terrorist-sponsoring country as designated by the U.S. Department of State, (ii) the government of a country subject to a sanctions program administered by the

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Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), (iii) a person or entity identified on the Specially Designated Nationals and Blocked Persons List maintained by OFAC (31 C.F.R., Subtitle B, Chapter V, Appendix A) or (iv) any persons or entities subject to U.S. trade sanctions under the Trading with the Enemy Act, as amended, or the International Emergency Economic Powers Act, as amended.

(jj)  The Company is not, and to the knowledge of the Company, no director, officer, agent, employee or affiliate of the Company is, currently subject to any U.S. sanctions administered by OFAC.

(kk)  The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries with respect to any such laws is pending or, to the Company’s knowledge, threatened.

(ll)  Neither the Company nor any of its affiliates, nor any of its or their officers, directors, employees or agents, in their capacities as such, nor any other person acting on behalf of the Company, has made any payments, loans, gifts, or promises or offers of payments, loans, gifts or anything of value, directly or indirectly to or for the use or benefit in whole or in part of, any officer or employee of a Governmental Authority (defined below), or any person acting in an official capacity for or on behalf of any Governmental Authority (a “Public Official”) or state-owned company or other state-owned enterprise, or to or for the use of any political party or official thereof, or candidate for political office, or to any other person if any such party knew or should have known or had reason to suspect, that any part of such payment, loan, gift or promise or offer, (i) was for purposes of corruptly (A) influencing any act or decision of the recipient in its official capacity, (B) inducing such recipient to (1) do or omit to do any act in violation of its lawful duty or (2) use its influence to affect or influence any act or decision of any Governmental Authority, or (C) securing any improper advantage, in each case, in order to assist the parties in obtaining or retaining business for or with, or directing business to, any person unless such payment, loan, gift or promise or offer thereof is lawful under written applicable law of the relevant jurisdiction or (ii) would violate the Foreign Corrupt Practices Act, the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions and similarly applicable laws or requirements (the “Anti-Corruption Statutes”).  For purposes of this representation and warranty, the term “GovernmentalAuthority” means any public international, multinational or transnational organization or any national, state, municipal or local governmental, judicial, legislative, administrative or other authority, ministry, department, agency, instrumentality, office or organization.  Each of the Company and its affiliates has conducted its business in compliance with the Anti-Corruption Statutes and has implemented and maintained policies and procedures designed to ensure, and which are expected to continue to ensure, continued compliance therewith.

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(mm)  The Company has not issued any options under the Company’s stock option or other employee benefit plans or arrangements.

(nn)  The industry, statistical and market-related data included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus are derived from sources that the Company reasonably and in good faith believes to be accurate, reasonable and reliable, and such data agree with the sources from which they were derived.

2.  Representations and Warranties of the Selling Shareholder.  The Selling Shareholder represents and warrants to and agrees with each of the Underwriters that:

(a)  The Selling Shareholder has been duly organized and is validly existing as a company with limited liability in good standing under the laws of the Marshall Islands and has the power and authority to own, lease and operate its properties and to conduct its business as currently conducted and to enter into and perform its obligations under this Agreement.

(b)  This Agreement has been duly authorized, executed and delivered by the Selling Shareholder.

(c)  The execution and delivery by the Selling Shareholder of, and the performance by the Selling Shareholder of its obligations under, this Agreement will not contravene or conflict with, result in a breach of, or constitute a Default under, or require the consent of any other party to, the certificate of formation, articles of organization or other organizational documents of the Selling Shareholder or any other agreement or instrument to which the Selling Shareholder is a party or by which it is bound or under which it is entitled to any right or benefit, any provision of applicable law or any judgment, order, decree or regulation applicable to the Selling Shareholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Shareholder.  No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the Selling Shareholder’s execution, delivery or performance of this Agreement or the consummation by the Selling Shareholder of the transactions contemplated in this Agreement, except such as (i) have been obtained or made and are in full force and effect or (ii) may be required under applicable state securities or blue sky laws.

(d)  Except for such consents, approvals and waivers which have been obtained by the Selling Shareholder on or prior to the date of this Agreement, no consent, approval or waiver is required under any instrument or agreement to which the Selling Shareholder is a party or by which it is bound or under which it is entitled to any right or benefit, in connection with the offering, sale or purchase by the Underwriters of any of the Shares which may be sold by the Selling Shareholder under this Agreement or the consummation by the Selling Shareholder of any of the other transactions contemplated hereby.

(e)  The Selling Shareholder has, and on the Closing Date and each applicable Option Closing Date (as defined below) will have good and valid title to all of the Shares which may be sold by the Selling Shareholder pursuant to this Agreement on such date and the legal right and

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power to sell, transfer and deliver all of the Shares which may be sold by the Selling Shareholder pursuant to this Agreement and to comply with its other obligations hereunder and thereunder.

(f)  Delivery of the Shares which are sold by the Selling Shareholder pursuant to this Agreement will pass good and valid title to such Shares, free and clear of any security interest, mortgage, pledge, lien, encumbrance or other adverse claim.

(g)  The Selling Shareholder has not taken, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security to facilitate the sale or resale of shares of Common Stock.

(h)  The Selling Shareholder (i) does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as are generally described in the Time of Sale Prospectus and the Prospectus or are set forth in that certain Registration Rights Agreement dated as of July 15, 2005 (which is incorporated by reference as an exhibit to the Registration Statement), and (ii) does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any share capital, rights, warrants, options or other securities from the Company, other than those generally described in the Time of Sale Prospectus and the Prospectus.

(i)  All information furnished by or on behalf of the Selling Shareholder in writing expressly for use in the Registration Statement, the Time of Sale Prospectus and the Prospectus is, and on the Closing Date and any applicable Option Closing Date will be, true, correct, and complete in all material respects, and does not, and on the Closing Date and any applicable Option Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.  The Selling Shareholder confirms as accurate the number of shares of Common Stock set forth opposite the Selling Shareholder’s name in the Time of Sale Prospectus under the caption “Selling Shareholder” (both prior to and after giving effect to the sale of the Shares).

(j)  The Selling Shareholder is not, and after receipt of payment for the Shares will not be, an “investment company” within the meaning of the Investment Company Act.

(k)  There are no transfer taxes or other similar fees or charges under federal law or the laws of any state or foreign jurisdiction, or any political subdivision thereof, required to be paid by the Selling Shareholder in connection with the execution and delivery of this Agreement or the sale by the Selling Shareholder of the Shares.

(l)  The Selling Shareholder has not distributed and will not distribute, prior to the later of (i) the expiration or termination of the option granted to the several Underwriters under Section 3, (ii) the completion of the Underwriters’ distribution of the Shares and (iii) the expiration of 25 days after the date of the Prospectus, any offering material in connection with the offering and sale of the Shares other than a preliminary prospectus, the Time of Sale Prospectus, the Prospectus or the Registration Statement.

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(m)  The Selling Shareholder has reviewed and is familiar with the Registration Statement, the Time of Sale Prospectus and the Prospectus and:  (i) with respect solely to information provided in writing by the Selling Shareholder that is included therein, has no knowledge of any misstatement of a material fact or failure to state a material fact necessary to make the statements in the Time of Sale Prospectus and the Prospectus, in light of the circumstances under which they were made, not misleading; and (ii) is not prompted to sell the Firm Shares and the Additional Shares, if any, to be sold by the Selling Shareholder by any information concerning the Company or any Subsidiary which is not set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

3.  Agreements to Sell and Purchase.  Each Seller, severally and not jointly, hereby agrees to sell to each of the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Seller, at a purchase price of $63.8175 per share (the “Purchase Price”), the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) equal to the product of (i) the number of Firm Shares to be sold by such Seller (as set forth in the first paragraph of this Agreement) multiplied by (ii) a fraction, the numerator of which is the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter, and the denominator of which is the total number of Firm Shares.

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, each Seller, severally and not jointly, further agrees to sell to the several Underwriters the Additional Shares set forth for such Seller in the second paragraph of this Agreement, and the Underwriters shall have the right to purchase from such Seller, severally and not jointly, up to the number of Additional Shares set forth in Schedule II hereto at a price per share equal to the Purchase Price.  You may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of the Prospectus.  If you exercise this right for less than all of the Additional Shares, then such Additional Shares shall be purchased first from the Company up to the maximum number of Additional Shares set forth for the Company in the second paragraph of this Agreement before any Additional Shares shall be purchased from the Selling Shareholder.  Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased.  Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares nor later than ten business days after the date of such notice.  Additional Shares may be purchased as provided in this Section 3 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares.  On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase from each Seller in the priority described above the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be sold by such Seller on such Option Closing Date as the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

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4.  Public Offering.  The Sellers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable.  The Sellers are further advised by you that the Shares are to be offered to the public upon the terms set forth in the Prospectus.

5.  Payment and Delivery.  Payment for the Firm Shares to be sold by either Seller shall be made to such Seller in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on October 2, 2007, or at such other time on the same or such other date, not later than October 9, 2007, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Shares to be sold by either Seller shall be made to such Seller in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the Option Closing Date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date, in any event not later than the tenth business day thereafter, as may be designated in writing by you.

The Firm Shares and the Additional Shares shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and the Additional Shares shall be delivered to you on the Closing Date or the applicable Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the aggregate Purchase Price therefor.

6.  Conditions to the Underwriters’ Obligations.  The several obligations of the Underwriters are subject to the following conditions:

(a)  Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i)  there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of the Company or any of the Subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

(ii)  there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and the Subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus (excluding any amendments or supplements thereto) that,

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 in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b)  The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 6(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c)  The Underwriters shall have received on the Closing Date the opinion of Reeder & Simpson P.C., outside Marshall Islands counsel for the Sellers, dated the Closing Date in the form attached hereto as Exhibit A.

(d)  The Underwriters shall have received on the Closing Date: (i) the opinion of Kramer Levin Naftalis & Frankel LLP, outside United States counsel for the Company, dated the Closing Date, in the form attached hereto as Exhibit B; (ii) a “negative assurance” letter of Kramer Levin Naftalis & Frankel LLP, dated the Closing Date, in the form attached hereto as Exhibit C; and (iii) the opinion of Seward & Kissel LLP, special outside United States counsel for the Company, dated the Closing Date, in the form attached hereto as Exhibit D.

(e)  The Underwriters shall have received on the Closing Date: (i) an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special United States counsel for the Selling Shareholder, dated the Closing Date, in the form attached hereto as Exhibit E; and (ii) a negative assurance letter of Skadden, Arps, State, Meagher & Flam LLP, dated the Closing Date, in the form attached hereto as Exhibit F.

(f)  The Underwriters shall have received on the Closing Date an opinion of Baker Botts L.L.P., counsel for the Underwriters, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters.

The opinions of Reeder & Simpson P.C., Kramer Levin Naftalis & Frankel LLP, Seward & Kissel LLP and Skadden, Arps, Slate, Meagher & Flom LLP described in Sections 6(c), (d) and (e) above shall be rendered to the Underwriters at the request of the Company or the Selling Shareholder, as the case may be, and shall so state therein.

(g)  The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Deloitte & Touche LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement,

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the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(h)  The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Selling Shareholder to the effect that the representations and warranties of the Selling Shareholder contained in this Agreement are true and correct as of the Closing Date and that the Selling Shareholder has complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

(i)  The “lock-up” agreements, each substantially in the form of Exhibit G hereto, between you and the officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares to be sold on such Option Closing Date and other matters related to the issuance of such Additional Shares.

7.  Covenants of the Company and the Selling Shareholder.  The Company covenants with each Underwriter as follows:

(a)  To furnish to you, without charge, a signed copy of the Registration Statement (including exhibits thereto and documents incorporated by reference therein) and to deliver to each of the Underwriters during the period mentioned in Section 7(e) or 7(f) below, as many copies of the Time of Sale Prospectus, the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(b)  Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c)  To furnish to you a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which you reasonably object.

(d)  Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

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(e)  If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(f)  If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

(g)  To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

(h)  To make generally available to the Company’s security holders and to you an earnings statement (which need not be audited) for the twelve-month period beginning after the effective date of the Registration Statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(i)  If the third anniversary of the initial effective date of the Registration Statement occurs before all the Shares have been sold by the Underwriters, prior to the third anniversary to file a new shelf registration statement and to take any other action necessary to permit the public

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offering of the Shares to continue without interruption; references herein to the Registration Statement shall include the new registration statement declared effective by the Commission;

(j)  If requested by the Managers, to prepare a final term sheet relating to the offering of the Shares, containing only information that describes the final terms of the offering in a form consented to by the Managers, and to file such final term sheet within the period required by Rule 433(d)(5)(ii) under the Securities Act following the date the final terms have been established for the offering of the Shares.

Each Seller hereby covenants and agrees that, without the prior written consent of Bear, Stearns & Co. Inc. and Jefferies & Company, Inc., on behalf of the Underwriters, it will not, during the period ending 45 days after the date of the Prospectus, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (3) file any registration statement, other than the Time of Sale Prospectus, with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (4) publicly disclose an intention to do any of the foregoing.

The restrictions contained in the immediately preceding paragraph shall not apply to (a) the Shares to be sold hereunder, (b) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing or which is described in the Time of Sale Prospectus, (c) the grant by the Company of options or the issuance of shares of restricted stock or restricted stock units by the Company to employees, officers, directors, advisors or consultants pursuant to any employee benefit plan referred to in the Time of Sale Prospectus, (d) the filing of any registration statement on Form S-8 in respect of any employee benefit plan referred to in the Time of Sale Prospectus, (e) distributions by the Selling Shareholder of shares of Common Stock or any security convertible into Common Stock to limited liability company members of the Selling Shareholder or by those members to their members; provided that in the case of any transfer or distribution pursuant to clause (e), (i) each donee or distributee shall enter into a written agreement accepting the restrictions set forth in the preceding paragraph and this paragraph as if it were a Selling Shareholder and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made in respect of the transfer or distribution during the 45-day restricted period, as such may be extended. In addition, the Selling Shareholder, agrees that, without the prior written consent of Bear, Stearns & Co. Inc. and Jefferies & Company, Inc., on behalf of the Underwriters, it will not, during the period ending 45 days after the date of the Prospectus, as such may be extended as described in the immediately following paragraph, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The

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Selling Shareholder consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of any Shares held by the Selling Shareholder except in compliance with the foregoing restrictions during the restricted period described herein.

The lock-up period described in the proceeding paragraph will be extended if (i) during the last 17 days of the lock-up period the Company issues a release about earnings or material news or a material event relating to the Company occurs; or (ii) prior to the expiration of the lock-up period, the Company announces that it will release earning results during the 16-day period beginning on the last day of the lock-up period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the release or the occurrence of the material news or material event.  The Company shall promptly notify Bear, Stearns & Co. Inc. and Jefferies & Company, Inc. of any earnings release, news or event that may give rise to an extension of the initial lock-up period.

8.  Covenants of the Underwriters.  Each Underwriter severally covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

9.  Expenses.  (a)  Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Sellers agree to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel, counsel for the Selling Shareholder and the Company’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including the filing fees payable to the Commission relating to the Shares, all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any blue sky or legal investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(g) hereof, including filing fees and the reasonable fees and disbursements of counsel to the Underwriters (not to exceed $5,000) in connection with such qualification and in connection with the blue sky or legal investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters (not to exceed $5,000) incurred in connection with the review and qualification of the offering of the Shares by the NASD, (v) the cost of printing certificates representing the Shares, (vi) the costs and charges of any transfer agent, registrar or depositary, (vii) the costs and expenses of the Company relating to investor presentations on any

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“road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation of or dissemination of any electronic roadshow, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (viii) the document production charges and expenses associated with printing this Agreement and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 10 entitled “Indemnity and Contribution” and the last paragraph of Section 12 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

(b)  The provisions of this Section 9 shall not supersede or otherwise affect any agreement that the Sellers may otherwise have for the allocation of such expenses among themselves.

10.  Indemnity and Contribution.  (a)  The Company agrees to indemnify and hold harmless each Underwriter, its directors and officers and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein, which information is specified in Section 10(i) below.

(b)  The Selling Shareholder agrees to indemnify and hold harmless each Underwriter, its directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of

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Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to the Selling Shareholder furnished by or on behalf of the Selling Shareholder in writing expressly for use in the Registration Statement, the Time of Sale Prospectus or the Prospectus (which information includes all information under the caption “Selling Shareholder” in the Registration Statement, the Time of Sale Prospectus and the Prospectus).

(c)  Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholder, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or the Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus (as amended or supplemented if the Company shall have furnished any amendment or supplement thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus or the Prospectus or any amendments or supplements thereto, which information is specified in Section 10(i) below.

(d)  In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 10(a), 10(b) or 10(c), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any other persons entitled to indemnification hereunder in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is

22

understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all the indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by Bear, Stearns & Co. Inc.  In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholder and such control persons of the Selling Shareholder, such firm shall be designated in writing by the Selling Shareholder. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e)  To the extent the indemnification provided for in Section 10(a), 10(b) or 10(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 10(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 10(e)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations; provided, however, that the liability of the Selling Shareholder under this Section 10 shall be limited to an amount equal to the gross proceeds, after deducting underwriting discounts and commissions but before deducting expenses, to the Selling Shareholder from the sale of the Shares sold by the Selling Shareholder hereunder.  The relative benefits received by the Company, the Selling Shareholder and the Underwriters in connection

23

with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the Selling Shareholder, respectively, and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Shares set forth in the Prospectus.  The relative fault of the Company, the Selling Shareholder and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholder or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 10 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

(f)  The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 10(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 10(e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(g)  Nothing in the foregoing is intended to, or shall, supersede the respective indemnification and contribution obligations of the Sellers, but only as between themselves, as provided in that certain Registration Rights Agreement dated as of July 15, 2005.

(h)  The indemnity and contribution provisions contained in this Section 10 and the representations, warranties and other statements of the Company and the Selling Shareholder contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, the Selling Shareholder or any person controlling the Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

24

(i)  The Underwriters confirm and the Company and the Selling Shareholder acknowledge and agree that the statements regarding delivery of shares by the Underwriters set forth on the cover page of, and the concession and reallowance figures and the paragraphs relating to stabilization and passive market making by the Underwriters appearing under the caption “Underwriting” in, the most recent preliminary prospectus and the Prospectus constitute the only information relating to any of the Underwriters furnished in writing to the Company by or on behalf of any of the Underwriters specifically for inclusion in the Registration Statement, any preliminary prospectus relating to the offering of the Shares, the Time of Sale Prospectus, any issuer free writing prospectus relating to the offering of the Shares or the Prospectus or in any amendment or supplement to any of the foregoing.

11.  Termination.  The Underwriters may terminate this Agreement by notice given by you to each of the Sellers, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Select Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

12.  Effectiveness; Defaulting Underwriters.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 12 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter.  If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm

25

Shares to be purchased on such date, and arrangements satisfactory to you and each of the Sellers for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholder.  In any such case either you or either of the Sellers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected.  If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default.  Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Selling Shareholder (or both) shall be unable to perform its obligations under this Agreement, the Company or the Selling Shareholder (or both), as applicable, will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

13.  Entire Agreement.  (a)  This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Sellers, on the one hand, and the Underwriters, on the other, with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

(b)  Each Seller acknowledges that in connection with the offering of the Shares: (i) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Underwriters owe the Sellers only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Sellers. Each Seller waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.

26

14.  Counterparts.  This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

15.  Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to any rules of conflict of laws thereof that would result in the application of the laws of any other jurisdiction.

16.  Headings.  The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

17.  Notices.  All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to you in care of Bear, Stearns & Co. Inc., 383 Madison Ave., New York, New York 10179, Attention: Equity Syndicate Desk, with a copy to the Legal Department; and if to the Company shall be delivered, mailed or sent to Genco Shipping & Trading Limited, 299 Park Avenue, 20th Floor, New York, New York 10171, Attention:  John C. Wobensmith; and if to the Selling Shareholder shall be delivered, mailed or sent to B. James Ford, 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071.

27

            Very truly yours,

            GENCO SHIPPING & TRADING LIMITED

            By: /s/ John C. Wobensmith
            Name: John C. Wobensmith
            Title:   Chief Financial Officer

28

                    FLEET ACQUISITION LLC

                    By: /s/B. James Ford
               Name: B. James Ford
               Title:   President

29

Accepted by the Managers as of the date hereof, acting severally on behalf of themselves and the several Underwriters named in Schedule II hereto.

By: BEAR, STEARNS & CO. INC.

By: /s/ Stephen Parish
Name: Stephen Parish
Title: Senior Managing Director

By: JEFFERIES & COMPANY INC.

By: /s/ Hamish W.M. Norton
Name: Hamish W.M. Norton
Title: Managing Director

30

SCHEDULE I

Managers:
Bear, Stearns & Co. Inc.

Jefferies & Company Inc.

I-1

SCHEDULE II

Underwriter	Number of Shares To Be Purchased

Bear, Stearns & Co. Inc.	1,622,000

Jefferies & Company Inc.	1,419,250

Dahlman Rose & Company, LLC	811,000

DnB NOR Markets, Inc.	202,750

Total:	4,055,000

II-1

SCHEDULE III

Time of Sale Prospectus	1. Preliminary Prospectus dated September 24, 2007 2. Issuer Free Writing Prospectus dated September 26, 2007

III-1

SCHEDULE IV

Company Subsidiaries

Subsidiary	Jurisdiction of Organization

Genco Beauty Limited	Marshall Islands
Genco Knight Limited	Marshall Islands
Genco Leader Limited	Marshall Islands
Genco Vigour Limited	Marshall Islands
Genco Trader Limited	Marshall Islands
Genco Success Limited	Marshall Islands
Genco Carrier Limited	Marshall Islands
Genco Prosperity Limited	Marshall Islands
Genco Wisdom Limited	Marshall Islands
Genco Marine Limited	Marshall Islands
Genco Explorer Limited	Marshall Islands
Genco Pioneer Limited	Marshall Islands
Genco Progress Limited	Marshall Islands
Genco Reliance Limited	Marshall Islands
Genco Sugar Limited	Marshall Islands
Genco Muse Limited	Marshall Islands
Genco Commander Limited	Marshall Islands
Genco Acheron Limited	Marshall Islands
Genco Surprise Limited	Marshall Islands
Genco Glory Limited	Marshall Islands
Genco Augustus Limited	Marshall Islands
Genco Tiberius Limited	Marshall Islands
Genco Titus Limited	Marshall Islands
Genco Constantine Limited	Marshall Islands
Genco London Limited	Marshall Islands
Genco Hadrian Limited	Marshall Islands
Genco Commodus Limited	Marshall Islands
Genco Maximus Limited	Marshall Islands
Genco Claudius Limited	Marshall Islands
Genco Predator Limited	Marshall Islands
Genco Warrior Limited	Marshall Islands
Genco Hunter Limited	Marshall Islands
Genco Challenger Limited	Marshall Islands
Genco Charger Limited	Marshall Islands
Genco Champion Limited	Marshall Islands
Genco Investments LLC	Marshall Islands
Genco Ship Management LLC	Delaware

IV-1

SCHEDULE V

Ownership of Vessels

Vessel	Subsidiary

Genco Beauty	Genco Beauty Limited (Marshall Islands)
Genco Knight	Genco Knight Limited (Marshall Islands)
Genco Leader	Genco Leader Limited (Marshall Islands)
Genco Vigour	Genco Vigour Limited (Marshall Islands)
Genco Trader	Genco Trader Limited (Marshall Islands)
Genco Success	Genco Success Limited (Marshall Islands)
Genco Carrier	Genco Carrier Limited (Marshall Islands)
Genco Prosperity	Genco Prosperity Limited (Marshall Islands)
Genco Wisdom	Genco Wisdom Limited (Marshall Islands)
Genco Marine	Genco Marine Limited (Marshall Islands)
Genco Explorer	Genco Explorer Limited (Marshall Islands)
Genco Pioneer	Genco Pioneer Limited (Marshall Islands)
Genco Progress	Genco Progress Limited (Marshall Islands)
Genco Reliance	Genco Reliance Limited (Marshall Islands)
Genco Sugar	Genco Sugar Limited (Marshall Islands)
Genco Muse	Genco Muse Limited (Marshall Islands)
Genco Commander	Genco Commander Limited (Marshall Islands)
Genco Acheron	Genco Acheron Limited (Marshall Islands)
Genco Surprise	Genco Surprise Limited (Marshall Islands)
Genco Augustus	Genco Augustus Limited (Marshall Islands)
Genco Tiberius	Genco Tiberius Limited (Marshall Islands)

V-1

EXHIBIT A

[LETTERHEAD OF REEDER & SIMPSON P.C.]

                    October [   ], 2007

Bear, Stearns & Co. Inc.
Jefferies & Company, Inc.
As Representatives of the Several Underwriters

c/o	Bear, Stearns & Co. Inc. 383 Madison Ave. New York, New York 10179

Jefferies & Company, Inc. 520 Madison Avenue, 12th Floor New York, New York 10022

Ladies and Gentlemen:

We have acted as special Marshall Islands counsel to Genco Shipping & Trading Limited, a non-resident domestic corporation (the “Company”) organized under the laws of the Republic of the Marshall Islands (the “RMI”), and Fleet Acquisition LLC, a non-resident domestic company organized under the laws of the RMI (the “Selling Shareholder”), in connection with (i) the sale by the Company and the Selling Shareholder of an aggregate of 4,055,000 shares of common stock (the “Firm Shares”), par value $0.01 per share, of the Company (the “Common Stock”), (ii) the possible sale by the Company and the Selling Shareholder of an additional aggregate 405,500 shares of Common Stock upon the exercise of the Underwriters’ over-allotment option (the “Additional Shares”), (iii) the Underwriting Agreement dated as of September 26, 2007 (the “Underwriting Agreement”) among the Company, the Selling Shareholder and Bear, Stearns & Co. Inc. and Jefferies & Company, Inc., as representatives of the several underwriters listed on Schedule II thereto (collectively, the “Underwriters”), and (iv) the preparation of a registration statement on Form S-3 (File No. 333-140158) of the Company, including the prospectus contained therein, with respect to the offering of the Shares (as defined below) included therein.  The Firm Shares and any Additional Shares purchased by the Underwriters are collectively called the “Shares”.  This opinion is furnished to the Underwriters at the request of the Sellers pursuant to Section 6(c) of the Underwriting Agreement.  Except as otherwise provided herein, capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Underwriting Agreement.

In rendering this opinion, we have examined and relied upon originals or copies of the following:

(a)	the Underwriting Agreement;

(b)	the Existing Instruments;

(c)
the articles of incorporation, bylaws or other organizational documents of the Company, each of the RMI subsidiaries as set out in Schedule IV of the Underwriting Agreement (the “RMI Subsidiaries”), and the Selling Shareholder;

(d)	the Registration Statement;

(e)	Time of Sale Prospectus; and

(f)	the Prospectus.

We have also examined and relied, as to factual matters, upon originals, or copies certified to our satisfaction, of such records, documents, certificates of officers of each of the Sellers and of public officials and other instruments, and made such other inquiries, as, in our judgment, are necessary or appropriate to enable us to render the opinion expressed below.  As to questions of fact material to this opinion, we have, where relevant facts were not independently established, relied upon, among other things, the representations made in the Underwriting Agreement and certificates of officers of each of the Sellers.

For the purpose of this opinion, we have assumed the genuineness of all signatures on all documents and the completeness, and the conformity to original documents, of all copies submitted to us.

Based upon and subject to the foregoing and to the qualifications and limitations hereafter expressed, we are of the opinion that:

1.           The Company is a non-resident domestic corporation duly organized and validly existing in good standing under the laws of the RMI, with full corporate power and authority to (i) own, lease and operate its properties and to conduct its business as described in the Time of Sale Prospectus and the Prospectus and (ii) execute, deliver and perform its obligations under the Underwriting Agreement, which has been duly executed and delivered by the Company.

2.           Each of the RMI Subsidiaries is a non-resident domestic company duly organized and validly existing in good standing under the laws of the RMI, with full power and authority to own, lease and operate its properties and to conduct its business as it is now being conducted, as described in the Time of Sale Prospectus and the Prospectus.

3.           The Selling Shareholder is a non-resident domestic company duly organized and validly existing in good standing under the laws of the RMI, with the power and authority to own, lease and operate its properties and to (i) conduct its business as currently conducted and (ii) execute, deliver and perform its obligations under the Underwriting Agreement.

4.           The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in each of the Time of Sale Prospectus and the Prospectus.

5.           All of the issued and outstanding shares of Common Stock (including the Shares to be sold by the Selling Shareholder) have been duly authorized and are validly issued, fully paid and nonassessable and are not subject to any preemptive or similar rights.  The form of certificate used to evidence shares of Common Stock is in due and proper form and complies with all applicable requirements of the articles of incorporation and bylaws of the Company and The Associations Law of 1990 of the RMI, as amended.

6.           The Shares to be issued and sold by the Company to the Underwriters under the Underwriting Agreement have been duly authorized and, when issued and delivered against payment therefor as provided in the Underwriting Agreement, will be validly issued, fully paid and nonassessable and will conform to the description of the Common Stock contained in each of the Time of Sale Prospectus and the Prospectus.

7.           All of the issued and outstanding shares of capital stock of each of the RMI Subsidiaries have been duly authorized and are validly issued, fully paid and nonassessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

8.           The filing of the Registration Statement and the Prospectuses with the U.S. Securities and Exchange Commission, the execution and delivery of the Underwriting Agreement and the offer and sale of the Shares to be sold by the Sellers have been duly authorized by and on behalf of each Seller, and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company.

9.           The issuance and sale of the Shares to be sold by the Company pursuant to, the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement will not contravene any provision of applicable law; or conflict with any provisions of the articles of incorporation or bylaws of the Company; or, to the best of our knowledge, conflict with or constitute a breach of, or default or a debt repayment triggering event under, or result in the creation or imposition of any security interest, mortgage, pledge, lien, encumbrance or adverse claim upon any property or assets of the Company or any of the RMI Subsidiaries pursuant to, or require the consent of any other party to, any agreement or other instrument binding upon the Company or any of the RMI Subsidiaries that is material to the Company and the RMI Subsidiaries, taken as a whole; or, to the best of our knowledge, conflict with or result in a violation of any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any RMI Subsidiary; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency under the laws of the RMI is required for the performance by the Company of its obligations under the Underwriting Agreement.

10.           The execution and delivery by the Selling Shareholder of, and the performance by the Selling Shareholder of its obligations under, the Underwriting Agreement will not contravene any provision of applicable RMI law, or the articles of incorporation, bylaws, or other organizational documents of the Selling Shareholder or, to the best of our knowledge, any agreement or other instrument binding upon the Selling Shareholder that is material to the Selling Shareholder, or, to the best of our knowledge, any judgment, order or decree of any RMI governmental body, agency or court, and no RMI consent, approval, authorization or order of, or qualification with, any governmental body or agency under the laws of the RMI is required for the performance by the Selling Shareholder of its obligations under the Underwriting Agreement.

11.           Each of the certificates evidencing the Shares being purchased by the Underwriters on the date hereof is in due and proper form under the laws of the RMI and (i) such Shares represent shares, participations or other interests in the Company, (ii) such certificates are in registered form, the transfer of which may be registered upon the books maintained for that purpose by or on behalf of the Company, and (iii) the Shares are part of the class of Common Stock, which represents shares, participations or interests in the Company.  The person who has endorsed the certificates evidencing the Shares being purchased by the Underwriters on the date hereof is authorized to do so under the laws of the RMI, the organizational documents of the Selling Shareholder and resolutions duly adopted by the Management Committee of the Selling Shareholder, and the endorsement of each of those certificates is effective under the laws of the RMI.

12.           The statements relating to legal matters, documents or proceedings included in (A) the Time of Sale Prospectus and the Prospectus under the caption “Description of Capital Stock” and (B) the Registration Statement in Item 15, in each case, fairly summarize in all material respects such matters, documents or proceedings.

13.           After due inquiry, we do not know of any RMI legal or governmental proceedings pending or threatened to which the Company or any of the RMI Subsidiaries is a party or to which any of the properties of the Company or any of the RMI Subsidiaries is subject that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

14.           The choice of New York law to govern the Underwriting Agreement constitutes a valid choice of law under the laws of the RMI, and such choice of law would be recognized, upheld and applied by the courts of the RMI as the proper law of the Underwriting Agreement in proceedings brought before them in relation to the Underwriting Agreement.

15.           Our opinion filed as Exhibit 5.1 to the Registration Statement is confirmed, and the Underwriters may rely upon such opinion as if it were addressed to them.

Although we do not assume any responsibility for, and shall not be deemed to have independently ascertained or verified, the accuracy, completeness or fairness of the statements made in the Registration Statement, the Time of Sale Prospectus or the Prospectus, nothing has come to our attention in the course of participating in conferences with officers and representatives of the Company, representatives of the Company’s independent accountants, representatives of the Selling Shareholder and representatives of the Underwriters and counsel for the Underwriters in the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus that causes us to believe that (A) any part of the Registration Statement (except for the financial statements and financial schedules and other financial data included therein as to which we have not been asked to express any belief), when such part became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Time of Sale Prospectus (except for the financial statements and financial schedules and other financial data included therein, as to which we have not been asked to express any belief) as of the date of the Underwriting Agreement or as amended or supplemented, if applicable, as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading or (C) the Prospectus (except for the financial statements and financial schedules and other financial data included therein, as to which we have not been asked to express any belief) as of its date or as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading.

Except as otherwise indicated, our opinion is limited to the laws of the RMI which are in effect as of the date hereof.   We express no opinion with respect to the laws of any other jurisdiction other than the laws of the RMI which are in effect as of the date hereof.

This opinion is rendered only to the Underwriters and is solely for their benefit in connection with their purchase of the Shares from the Sellers.  This opinion may not be relied upon by such Underwriters for any other purpose or by any other person for any purpose without our prior written consent.

Sincerely,

EXHIBIT B

[LETTERHEAD OF KRAMER LEVIN NAFTALIS & FRANKEL LLP]

                    October [   ], 2007

Bear, Stearns & Co. Inc.
Jefferies & Company, Inc.
As Representatives of the Several Underwriters

c/o	Bear, Stearns & Co. Inc. 383 Madison Ave. New York, New York 10179

Jefferies & Company, Inc. 520 Madison Avenue, 12th Floor New York, New York 10022

Ladies and Gentlemen:

We have acted as United States counsel to Genco Shipping & Trading Limited, a company organized under the laws of the Republic of the Marshall Islands (the “Company”), in connection with (i) the sale by the Company and the Selling Shareholder, of an aggregate of 4,055,000 shares of common stock (the “Firm Shares”), par value $0.01 per share, of the Company (the “Common Stock”), (ii) the possible sale by the Company and the Selling Shareholder of an additional aggregate of 405,500 shares of Common Stock upon the exercise of the Underwriters’ over-allotment option (the “Additional Shares”), (iii) the Underwriting Agreement dated as of September 26, 2007 (the “Underwriting Agreement”) among the Company, the Selling Shareholder and Bear, Stearns & Co. Inc. and Jefferies & Company, Inc., as representatives of the several underwriters listed on Schedule II thereto (collectively, the “Underwriters”), and (iv) the preparation of a registration statement on Form S-3 (File No. 333-140158) of the Company, including the prospectus contained therein, with respect to the offering of the Shares (as defined below) included therein.  The Firm Shares and any Additional Shares are collectively called the “Shares.”  This opinion is furnished to the Underwriters at the request of the Company pursuant to Section 6(d) of the Underwriting Agreement.  Except as otherwise provided herein, capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Underwriting Agreement.  For purposes hereof, “Final Prospectus” means the Base Prospectus as supplemented by the final prospectus supplement specifically relating to the Shares dated September 26, 2007, together with the Company’s free writing prospectus relating specifically to the Shares dated September 26, 2007 (the “Free

Writing Prospectus”), and “Time of Sale Prospectus” means the Base Prospectus as supplemented by the preliminary prospectus supplement specifically relating to the Shares dated September 24, 2007, together with the Free Writing Prospectus.

In rendering this opinion, we have examined and relied upon originals or copies of the following (the “Transaction Documents”):

(a)	the Underwriting Agreement;

(b)	the agreements listed on Schedule A hereto (the “Listed Existing Agreements”);

(c)	the Registration Statement;

(d)	Time of Sale Prospectus; and

(e)	the Prospectus.

We have also reviewed such other documents and made such other investigations as we have deemed appropriate.  As to various questions of fact material to this opinion, we have relied upon the representations and warranties of the Company contained in the Transaction Documents and upon the statements, representations and certificates of officers or other representatives of the Company and public officials.  We have not independently verified the facts so relied on.

For the purpose of this opinion, we have assumed the genuineness of all signatures on all documents and the completeness, and the conformity to original documents, of all copies submitted to us.

Based upon and subject to the foregoing and to the qualifications and limitations hereafter expressed, we are of the opinion that:

1.           Genco Ship Management LLC, a Delaware limited liability company (“GSM”), is validly existing as a limited liability company in good standing under the laws of the State of Delaware, has the limited liability company power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus.

2.           All of the issued and outstanding units of limited liability company membership interests in GSM have been duly authorized and are validly issued and fully paid.

3.           The Underwriting Agreement has been duly executed and delivered by the Company in accordance with the laws of the State of New York, to the extent such execution and delivery are governed by the laws of the State of New York.

4.           The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement will not: (i) violate or otherwise contravene any provision of Relevant Law (as hereinafter defined) (other than state securities or blue sky laws concerning which no opinion is expressed in this paragraph 4); (ii) conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event under, or result in the creation or imposition of any security interest, mortgage, pledge, lien, encumbrance or adverse claim upon any property or assets of the Company or any of the Subsidiaries pursuant to, or require the consent of any other party to, any Listed Existing Agreement; or (iii) to our knowledge, conflict with or result in a violation of any judgment, order or decree of any U.S. Federal or New York governmental body, agency or court having jurisdiction over the Company or any Subsidiary; and, to our knowledge, no consent, approval, authorization or order of, or qualification with, any U.S. Federal or New York governmental body or agency is required for the performance by the Company of its obligations under the Underwriting Agreement, except such as may have been obtained or may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Shares.

5.           The Registration Statement is effective under the Securities Act, and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or are contemplated or threatened by the Commission and all filings required by Rule 424(b) and Rule 430B under the Securities Act have been made in the manner and within the time period required by Rule 424(b) and Rule 430B, respectively.

6.           The statements in the Time of Sale Prospectus and the Prospectus under the captions “Risk Factors – Risk Factors Related to Taxation,” and “Tax Considerations,” insofar as they purport to summarize certain U.S. federal income tax laws, conform in all material respects to such laws, subject to the qualifications and limitations set forth thereunder.

7.           The statements in the Time of Sale Prospectus and the Prospectus under the caption “Underwriting,” insofar as they purport to summarize the terms of the Underwriting Agreement, conform in all material respects to the terms of the Underwriting Agreement.

8.           The statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (which is incorporated by reference into the Registration Statement, the Time of Sale Prospectus and the Prospectus) (the “10-K”) under the captions “Business–Our Charters,” insofar as they purport to summarize the terms of agreements to charter the Company’s vessels, conform in all material respects to the terms of such agreements.

9.           The statements in the 10-K under the caption “Interest Rate Swap Agreements and Forward Freight Agreements,” insofar as they purport to summarize the terms of the 4.485% Swap, the 5.075% Swap, and the 5.25% Swap (each as defined in the 10-K), conform in all material respects to the terms of the 4.485% Swap, the 5.075% Swap, and the 5.25% Swap, respectively.

10.           To our knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or any of the Subsidiaries is a party or to which any of the properties of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and are not so described.

11.           The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

12.           To our knowledge, there are no Existing Instruments to which the Company is a party of a character that would be required to be filed as an exhibit to the Registration Statement which have not been so filed as an exhibit to the Registration Statement; and the descriptions of any Listed Existing Agreements or references thereto in the Registration Statement, the Time of Sale Prospectus and the Prospectus are accurate in all material respects.

13.           The choice of New York law in Section 15 of the Underwriting Agreement, whereby the parties agree that the Underwriting Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to any rules of conflict of laws thereof that would result in the application of the laws of any other jurisdiction, is a valid choice of law under N.Y. Gen. Oblig. Law §§ 5-1401, 5-1402 (McKinney 2001) and N.Y. C.P.L.R. 327(b) (McKinney 2001), and in an action properly brought before a New York state court or a Federal court sitting in the State of New York arising out of or relating to the Underwriting Agreement, New York substantive law would be applied in determining the respective rights and obligations of the parties thereto, provided that such court does not determine that the application of such law would violate the public policy of the State of New York.

14.           The Registration Statement, as of the Applicable Time, the Time of Sale Prospectus, as of the Applicable Time, and the Final Prospectus, as of the date of the Final Prospectus (in each case, other than the financial statements, the notes thereto, the related schedules, the other financial and accounting data, and the industry-related statistical data included therein, as to which we have not been asked to express any opinion), complied as to form in all material respects with the applicable requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.  Each report filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Final Prospectus (in each case, except for the financial statements, the notes thereto, the related schedules, the other financial and accounting data, and the industry-related statistical data included therein, as to which we have not been asked to express any opinion), as of its filing date, complied as to form in all material respects with the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder.

As used herein, the “Applicable Time” means 9:00 p.m. (Eastern Daylight Time) on September 26, 2007.

The opinions set forth herein are subject to and limited by the following:

(a)           With respect to the opinion expressed in paragraph 1, we have relied solely on certificates of good standing and bring-down good standing telegrams, copies of which have been furnished to you.

(b)           In rendering the foregoing opinions, we have not expressed, explicitly or implicitly, any opinion as to matters arising under the anti-fraud provisions of the Federal securities laws.

(c)           We express no opinion with respect to any matters which require us to perform a mathematical calculation or make a financial or accounting determination.  Without limiting the forgoing, we express no opinion with respect to the Company’s compliance with any financial covenants set forth in the Listed Existing Agreements.

(d)           As used in this opinion letter, “to our knowledge,” or “known to us” or any phrase or similar import shall mean the current, actual knowledge (without independent investigation or verification) of those attorneys in our firm who are currently partners or associates of, or counsel to, our firm who have directly participated in our engagement by the Company in connection with the offering of the Shares or who have provided assistance or advice to the Company or any of its subsidiaries on substantive matters substantially contemporaneously with such engagement.

(e)           With respect to the opinion set forth in paragraph 3, we have assumed that the Company’s execution and delivery of the Underwriting Agreement has been duly authorized by all necessary corporate action on the part of the Company.

(f)           IRS Circular 230 disclosure: The opinion expressed in paragraph 6 is written to support the promotion or marketing of the transactions described in the Underwriting Agreement.  Such opinion is not intended or written by us to be used, and cannot be used, by any taxpayer for the purpose of avoiding tax-related penalties that may be imposed on the taxpayer under the Internal Revenue Code.  Taxpayers should seek advice based on their particular circumstances from an independent tax advisor.

We are members of the bar of the State of New York and are not members of the bar of any other state.  We express no opinion as to any laws other than the laws of the State of New York, the Limited Liability Company Law of the State of Delaware and the federal laws of the United States of America, that in each case, in our experience, we recognize are normally applicable to transactions of the type contemplated by the Underwriting Agreement (the “Relevant Laws”).  Without limiting the foregoing, we express no opinion with respect to the application or compliance with, or the effect of, the securities or “Blue Sky” laws of any state.  With respect to the opinions expressed in paragraphs 4, 8, 9 and 12 hereof, to the extent any contract, agreement, or other instrument is governed by a law other than a Relevant Law, we have rendered such opinions as if such contract, agreement, or other instrument were governed by the internal laws of the State of New York.  We note that we do not represent the Company or its subsidiaries in matters of maritime law or environmental law, and any matters related thereto are expressly excluded from the opinions and statements contained in this letter.

The opinions expressed herein are based upon the Relevant Laws and interpretations thereof in effect on the date hereof, and the facts and circumstances in existence on the date hereof, and we assume no obligation to revise or supplement this opinion letter should any such law or interpretation be changed by legislative action, judicial decision or otherwise or should there be any change in such facts or circumstances.

This opinion is rendered only to the Underwriters and is solely for their benefit in connection with their purchase of the Shares from the Sellers.  This opinion may not be relied upon by such Underwriters for any other purpose or by any other person for any purpose without our prior written consent.

Sincerely,

SCHEDULE A

Listed Existing Agreements

1.  Employment Agreement, dated September 21, 2007, between Genco Shipping & Trading Limited and John C. Wobensmith

2.  Master Agreement dated July 11, 2007 by and between the Company and Metrostar Management Corporation.

3.  Memoranda of Agreement for the purchase of the six Evalend vessels entered into by the following parties as of August 8, 2007:

a.	Jarvis Enterprises Inc. and Genco Charger Limited.

b.	Talbot Enterprises Inc. and Genco Challenger Limited

c.	Guardian Shipholding Limited and Genco Predator Limited

d.	Naias Marine SA and Genco Champion Limited

e.	Arabella Navigation Corporation and Genco Hunter Limited

f.	Seaforce Navigation SA and Genco Warrior Limited

4.  Credit Agreement, dated as of July 20, 2007, among Genco Shipping & Trading Limited, Various Lenders, DnB NOR Bank ASA, New York Branch, as Administrative Agent and Collateral Agent, and DnB NOR Bank ASA, New York Branch, as Mandated Lead Arranger and Bookrunner

5.  Pledge and Security Agreement, dated as of July 20, 2007, by Genco Augustus Limited, Genco Claudius Limited, Genco Commodus Limited, Genco Constantine Limited, Genco Hadrian Limited, Genco London Limited, Genco Maximus Limited, Genco Tiberius Limited and Genco Titus Limited, as pledgors, to DnB NOR Bank, ASA, New York Branch, as Collateral Agent, for the benefit of the Secured Creditors and Nordea Bank Finland PLC, New York Branch, as Deposit Account Bank

6.  Guaranty, dated as of July 20, 2007, by Genco Augustus Limited, Genco Claudius Limited, Genco Commodus Limited, Genco Constantine Limited, Genco Hadrian Limited, Genco London Limited, Genco Maximus Limited, Genco Tiberius Limited and Genco Titus Limited, as guarantors, for the benefit of the Secured Creditors

7.  Amendment and Supplement No. 1 to Senior Secured Credit Agreement, dated as of September 21, 2007, among Genco Shipping & Trading Limited, the lenders party thereto, and DnB NOR Bank ASA, New York Branch, as Administrative Agent

8.  Swap Agreement between the Company and DnB NOR Bank ASA, New York Branch, dated as of September 7, 2007 ($75,000,000 notional amount, 4.56% per annum fixed rate).

9.  Swap Agreement between the Company and DnB NOR Bank ASA, New York Branch, dated as of August 16, 2007 ($100,000,000 notional amount, 5.04% per annum fixed rate).

10.  Swap Agreement between the Company and DnB NOR Bank ASA, New York Branch, dated as of August 9, 2007 ($100,000,000 notional amount, 5.07% per annum fixed rate).

11.  Swap Agreement between the Company and DnB NOR Bank ASA, New York Branch, dated as of July 31, 2007 ($100,000,000 notional amount, 5.115% per annum fixed rate).

12.  Swap Agreement between the Company and DnB NOR Bank ASA, New York Branch, dated as of March 29, 2006 ($50,000,000 notional amount, 5.25% per annum fixed rate).

13.  Swap Agreement between the Company and DnB NOR Bank ASA, New York Branch, dated as of March 27, 2006 ($50,000,000 notional amount, 5.075% per annum fixed rate).

14.  Swap Agreement between the Company and DnB NOR Bank ASA, New York Branch, dated as of September 6, 2005 ($106,233,000 notional amount, 4.485% per annum fixed rate).

15.  Swap Agreement between the Company and DnB NOR Bank ASA, New York Branch, dated as of August 16, 2005 ($50,000,000 notional amount, 4.985% per annum fixed rate).

16.  Form of Director Restricted Stock Grant Agreement dated February 8, 2007.

17.  Genco Shipping & Trading Limited 2005 Equity Incentive Plan, as amended and restated effective December 31, 2005.

18.  Registration Rights Agreement dated as of July 15, 2005 between the Company and the Selling Shareholder.

EXHIBIT C

[LETTERHEAD OF KRAMER LEVIN NAFTALIS & FRANKEL LLP]

                October [   ], 2007

Bear, Stearns & Co. Inc.
Jefferies & Company, Inc.
As Representatives of the Several Underwriters

c/o	Bear, Stearns & Co. Inc. 383 Madison Ave. New York, New York 10179

Jefferies & Company, Inc. 520 Madison Avenue, 12th Floor New York, New York 10022

Ladies and Gentlemen:

We have acted as United States counsel to Genco Shipping & Trading Limited, a company organized under the laws of the Republic of the Marshall Islands (the “Company”), in connection with the Underwriting Agreement (the “Underwriting Agreement”), dated as of the date hereof, by and among the Company, Fleet Acquisition LLC, a Marshall Islands company (the “Selling Shareholder”), and Bear, Stearns & Co. Inc. and Jefferies & Company, Inc., as representatives of the several underwriters referred to therein (collectively, the “Underwriters”).  This letter is delivered pursuant to Section 6(d) of the Underwriting Agreement.  Capitalized terms used but not defined herein have the meanings assigned to them in the Underwriting Agreement.  For purposes hereof, “Final Prospectus” means the Base Prospectus as supplemented by the final prospectus supplement specifically relating to the Shares dated September 26, 2007, together with the Company’s free writing prospectus relating specifically to the Shares dated September 26, 2007 (the “Free Writing Prospectus”), and “Time of Sale Prospectus” means the Base Prospectus as supplemented by the preliminary prospectus supplement specifically relating to the Shares dated September 24, 2007, together with the Free Writing Prospectus.

As United States counsel to the Company, we reviewed the Registration Statement, the Final Prospectus and the Time of Sale Prospectus, and we participated in conferences with representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Selling Shareholder and your representatives, at which conferences the contents of the Registration Statement, the Final Prospectus and the Time of Sale Prospectus and related matters were discussed.

C-1

We have not independently verified and are not passing upon or assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Final Prospectus or the Time of Sale Prospectus.  Moreover, many of the determinations required to be made in the preparation of the Registration Statement, the Final Prospectus, and the Time of Sale Prospectus involve matters of a non-legal nature.  We can give you no assurance that our participation as described in the prior paragraph would necessarily reveal matters of significance with respect to the following comments.  Further, we note that we do not represent the Company or its subsidiaries in matters of maritime law or environmental law, and any matters related thereto are expressly excluded from the statements contained in this letter.

During the course of performing the services referred to in this letter (relying as to materiality upon officers and other representatives of the Company), nothing has come to our attention which causes us to believe that (A) any part of the Registration Statement, at the time such part became effective under the Securities Act, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Final Prospectus, as of the date of the Final Prospectus or as of the Closing Date, contained or contains any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (C) that the Time of Sale Prospectus, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, it being understood that in each case we express no view with respect to (i) the financial statements contained or incorporated by reference therein and the related notes thereto and the related schedules and (ii) other financial and accounting data or any industry-related statistical data contained or incorporated by reference in or omitted from the Registration Statement, the Prospectus, or the Time of Sale Prospectus.

As used herein, the “Applicable Time” means 9:00 p.m. (Eastern Daylight Time) on September 26, 2007.

This letter is based upon the facts and circumstances in existence on the date hereof, and we assume no obligation to revise or supplement this letter should there be any change in such facts or circumstances.

This letter is being delivered to you in connection with the transactions described in the Underwriting Agreement and may not be relied on or otherwise used by any other person or by you for any other purpose.

Very truly yours,

C-2

EXHIBIT D

[LETTERHEAD OF SEWARD & KISSEL LLP]

        October [   ], 2007

Bear, Stearns & Co. Inc.
Jefferies & Company, Inc.
As Representatives of the Several Underwriters

c/o	Bear, Stearns & Co. Inc. 383 Madison Ave. New York, New York 10179

Jefferies & Company, Inc. 520 Madison Avenue, 12th Floor New York, New York 10022

Ladies and Gentlemen:

We have acted as United States counsel to Genco Shipping & Trading Limited, a corporation organized and existing under the laws of the Republic of the Marshall Islands (the “Company”), in connection with (i) the public offering by the Company and Fleet Acquisition LLC, a Marshall Islands company (the “Selling Shareholder”), of an aggregate of 4,055,000 shares of common stock (the “Firm Shares”), par value $0.01 per share, of the Company (“Common Stock”), (ii) the possible sale by the Company and the Selling Shareholder of an additional 405,500 shares of Common Stock upon the exercise of the Underwriters’ over-allotment option (the “Additional Shares”), (iii) the Underwriting Agreement dated September 26, 2007 (the “Underwriting Agreement”) among the Company, the Selling Shareholder and Bear, Stearns & Co. Inc. and Jefferies & Company, Inc., as representatives of the several underwriters listed on Schedule II thereto (collectively, the “Underwriters”), and (iv) the preparation of the Company’s Annual Report for the year ended December 31, 2006 on Form 10-K (the “Annual Report”) which is incorporated by reference into the registration statement (the “Registration Statement”) on Form S-3 (File No. 333-140158) of the Company, as amended, with respect to the offering of the Shares (as defined below) included therein.  The Firm Shares and any Additional Shares purchased by the Underwriters are collectively called the “Shares.”  This opinion is furnished to the Underwriters at the request of the Company pursuant to Section 6(d) of the Underwriting Agreement.  Except as otherwise provided herein, capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Underwriting Agreement.

D-1

In rendering this opinion, we have examined and relied upon originals or copies of the following:

(a)	the Underwriting Agreement;

(b)	the Registration Statement;

(c)	Time of Sale Prospectus;

(d)	the Prospectus; and

(e)	the Annual Report

We have also examined and relied, as to factual matters, upon originals, or copies certified to our satisfaction, of such records, documents, certificates of officers of the Company and of public officials and other instruments, and made such other inquiries, as, in our judgment, are necessary or appropriate to enable us to render the opinion expressed below.  As to questions of fact material to this opinion, we have, where relevant facts were not independently established, relied upon, among other things, the representations made in the Underwriting Agreement and certificates of officers of the Company.

Based upon and subject to the foregoing and to the qualifications and limitations hereafter expressed, we are of the opinion that the statements relating to legal matters, documents or proceedings included in the Annual Report (which is incorporated by reference into the Registration Statement and the Time of Sale Prospectus) under the captions “Business–Environmental and Other Regulation” and “Risk Factors–Risk Factors Related to Our Business & Operations–Industry Specific Risk Factors–We are subject to regulation and liability under environmental and operational safety laws that could require significant expenditures and affect our cash flows and net income,” in each case fairly summarize in all material respects such matters, documents or proceedings.

Our opinion is limited to the laws of the State of New York and the federal laws of the United States.  We express no opinion with respect to the laws of any other jurisdiction.

This opinion is rendered only to the Underwriters and is solely for their benefit in connection with their purchase of the shares of Common Stock from the Selling Shareholder.  This opinion may not be relied upon by such Underwriters for any other purpose or by any other person for any purpose without our prior written consent.

Sincerely,

D-2

EXHIBIT E

[LETTERHEAD OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP]

        October [   ], 2007

Bear, Stearns & Co. Inc.
Jefferies & Company, Inc.
As Representatives of the Several Underwriters

c/o	Bear, Stearns & Co. Inc. 383 Madison Ave. New York, New York 10179

Jefferies & Company, Inc. 520 Madison Avenue, 12th Floor New York, New York 10022

Ladies and Gentlemen:

We have acted as special United States counsel to Fleet Acquisition LLC, a Marshall Islands limited liability company (the “Selling Shareholder”), in connection with the Underwriting Agreement, dated September 26, 2007 (the “Underwriting Agreement”), among Bear, Stearns & Co. Inc. and Jefferies & Company, Inc. (collectively, the “Representatives”), as representatives of the several Underwriters named therein (the “Underwriters”), the Selling Shareholder and Genco Shipping & Trading Limited, a Marshall Islands corporation (the “Company”), relating to the sale by the Selling Shareholder to the Underwriters of an aggregate of 846,045 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) (the “Secondary Shares”), and up to an additional 256,246 shares of Common Stock (the “Option Shares”) at the Underwriters’ option to cover over-allotments.  The Secondary Shares and the Option Shares are collectively referred to herein as the “Shares.” Capitalized terms defined herein shall have the respective meanings set forth in the Underwriting Agreement.

This opinion is being furnished to you pursuant to Section 6(e) of the Underwriting Agreement.

In rendering this opinion, we have examined and relied upon originals or copies of the following:

(a)	the Underwriting Agreement;

(b)	the Registration Statement;

(c)	the preliminary prospectus together with the free writing prospectuses, if any, each identified in Schedule III of the Underwriting Agreement, (the “Time of Sale Prospectus”);

(d)	the Prospectus; and

(e)	the Amended and Restated Limited Liability Company Agreement of Fleet Acquisition LLC ( the “LLC Agreement”).

We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Selling Shareholder and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of the Selling Shareholder and others, and such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below. In rendering the opinions set forth herein, we have, with your consent, examined only the documents referenced above and have made no independent verification or investigation of the factual matters set forth therein.

In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies.  In making our examination of executed documents, we have assumed that the parties thereto, including the Selling Shareholder, had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and, except to the extent expressly set forth in paragraph 1 below, the execution and delivery by such parties of such documents and the validity and binding effect thereof on such parties.  We have also assumed that the Selling Shareholder has been duly organized, is validly existing in good standing, and has requisite legal status and legal capacity, under the laws of its jurisdiction of organization and that the Selling Shareholder has complied and will comply with all aspects of the laws of all relevant jurisdictions (including the laws of the Republic of the Marshall Islands) in connection with the transactions contemplated by, and the performance of its obligations under, the Underwriting Agreement, other than the laws of  the United States of America and the State of New York insofar as we express our opinions herein.  As to any facts material to the opinions expressed herein that we did not independently establish or verify, we have relied upon statements and representations of officers and other representatives of the Selling Shareholder and other parties involved with the sale of the Shares by the Selling Shareholder and of public officials.

As used herein: (i) “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority required to be made or obtained by the Selling Shareholder pursuant to Applicable Laws, other than any consent, approval, license, authorization, validation, filing, qualification or registration that may have become applicable as a result of the involvement of any party (other than the Selling Shareholder) in the transactions contemplated by the Underwriting Agreement or because of such parties’ legal or regulatory status or because of any other facts specifically pertaining to such parties; (ii) “Governmental Authorities” means any court, regulatory body, administrative agency or governmental body of the State of New York or the United States of America having jurisdiction over the Company under Applicable Laws; and (iii) “Applicable Laws” means those laws, rules and regulations of the State of New York and those federal laws, rules and regulations of the United States of America, in each case that, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement (other than the United States federal securities laws, state securities or blue sky laws, antifraud laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc.), but without our having made any special investigation as to the applicability of any specific law, rule or regulation.

The opinions set forth below are subject to the following further qualifications, assumptions and limitations:

(a)
We have assumed that the execution and delivery by the Selling Shareholder of the Underwriting Agreement and the performance by the Selling Shareholder of its obligations thereunder do not and will not violate, conflict with or constitute a default under any law, rule, or regulation to which the Selling Shareholder or any of its properties is subject except that we do not make the assumption set forth in this clause with respect to those laws, rules and regulations of the State of New York and those federal laws, rules and regulations of the United States of America, in each case that, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement, but without our having made any special investigation as to the applicability of any specific law, rule or regulation.

(b)
We note that the LLC Agreement is governed by laws other than the Applicable Laws; our opinions expressed herein are based solely upon our understanding of the plain language of such agreement or instrument, and we do not express any opinion with respect to the validity, binding nature or enforceability of any such agreement or instrument, and we do not assume any responsibility with respect to the effect on the opinions or statements set forth herein of any interpretation thereof inconsistent with such understanding.

(c)
To the extent any opinion relates to the enforceability of the choice of New York law and choice of New York forum provisions of the Underwriting Agreement, our opinion is rendered in reliance upon N.Y. Gen. Oblig. Law §§ 5-1401, 5-1402 (McKinney 2001) and N.Y. C.P.L.R. 327(b) (McKinney 2001) and is subject to the qualification that such enforceability may be limited by public policy considerations of any jurisdiction, other than the courts of the State of New York, in which enforcement of such provisions, or of a judgment upon an agreement containing such provisions, is sought.

(d)
In rendering the opinions expressed below we have also assumed, without independent investigation or verification of any kind, that the choice of New York law to govern the Underwriting Agreement, which is stated therein to be governed thereby, is legal and valid under the laws of other applicable jurisdictions and that, insofar as any obligation under the Underwriting Agreement is to be performed in any jurisdiction outside the United States of America, its performance will not be illegal or ineffective by virtue of the law of that jurisdiction.

(e)
We call to your attention that the issuer of the Certificates is organized under the laws of the Marshall Islands, and we express no opinion as to the effect of the laws of the Marshall Islands on the opinions herein stated.  We understand that you are relying on the opinion of Reeder & Simpson P.C. with respect to matters of Marshall Island law.  We assume that, for purposes of Section 8-102 of the Uniform Commercial Code of the State of New York (the “New York UCC”) and under Marshall Islands law, the Certificates representing the Shares of Common Stock represent an obligation of the issuer or a share, participation or other interest in an issuer (i) the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer and (ii) which is one of a class or series or by its terms is divisible into a class or series of shares, participations, interests, or obligations.

(f)
Our opinion is limited to the financial asset consisting of the Shares deposited in DTC and we express no opinion whether or to what extent an adverse claim may be asserted against any security entitlement created by DTC in favor of Bear, Stearns & Co. Inc.

(g)
We note that pursuant to Section 8-111 of the Uniform Commercial Code of the State of New York (the “New York UCC”), a rule adopted by a clearing corporation, such as the DTC, governing rights and obligations among the clearing corporation and its participants is effective even if the rule conflicts with the New York UCC and affects another party who does not consent to the rule, and we express no opinion as to the effect of any such rule on the opinions expressed herein.

(h)
We assume that, for purposes of Section 8-102 of the New York UCC and under Marshall Islands law, the Shares represent obligations of the Company or shares, participations or other interests in the Company (i) the transfer of which may be registered upon books maintained for that purpose by or on behalf of the Company and (ii) which is one of a class or series or by its terms is divisible into a class or series of shares, participations, interests, or obligations.

We do not express any opinion as to any laws other than the Applicable Laws and the federal laws of the United States of America to the extent referred to specifically herein.  Insofar as the opinions expressed herein relate to matters governed by laws other than those set forth in the preceding sentence, we have assumed, without having made any independent investigation, that such laws do not affect any of the opinions set forth herein.  The opinions expressed herein are based on laws in effect on the date hereof, which laws are subject to change with possible retroactive effect.

Based upon and subject to the foregoing and to the qualifications and limitations hereafter expressed, we are of the opinion that:

1.           The Underwriting Agreement has been duly executed and delivered by the Selling Shareholder to the extent such execution and delivery are governed by the laws of the State of New York.

2.           The execution and delivery by the Selling Shareholder of the Underwriting Agreement and the consummation by the Selling Shareholder of the transactions contemplated by the Underwriting Agreement, Registration Statement, Time of Sale Prospectus or Prospectus, including the sale of the Shares, will not (i) constitute a violation of the LLC Agreement or (ii) violate or conflict with, or result in any contravention of any Applicable Law.

3.           No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of the Underwriting Agreement by the Selling Shareholder or the consummation by the Selling Shareholder of the transactions contemplated by the Underwriting Agreement, Registration Statement, Time of Sale Prospectus or Prospectus.

4.           An action based on an adverse claim to the financial asset consisting of 846,045 Shares deposited in or held by the Depository Trust Company (“DTC”), whether such action is framed in conversion, replevin, constructive trust, equitable lien, or other theory, may not be successfully asserted against Bear, Stearns & Co. Inc. assuming that Bear, Stearns & Co. Inc. acquires security entitlements with respect to such Shares from DTC and neither Bear, Stearns & Co. Inc. nor any other Underwriter has notice of any adverse claims with respect to such financial asset.  As used herein, “notice of adverse claim” has the meaning set forth in Section 8-105 of the New York UCC and includes, without limitation, any adverse claim that Bear, Stearns & Co. Inc. or any other Underwriter would discover upon any investigation which such person has a duty, imposed by statute or regulation, to investigate.

5.           The choice of New York law in Section 15 of the Underwriting Agreement, whereby the parties agree that the Underwriting Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to any rules of conflict of laws thereof that would result in the application of the laws of any other jurisdiction, is a valid choice of law under N.Y. Gen. Oblig. Law §§ 5-1401, 5-1402 (McKinney 2001) and N.Y. C.P.L.R. 327(b) (McKinney 2001), and in an action properly brought before a New York state court arising out of or relating to the Underwriting Agreement, New York substantive law would be applied in determining the respective rights and obligations of the parties thereto, provided that such court does not determine that the application of such law would violate the public policy of the State of New York.

This opinion is furnished only to you as representatives of the Underwriters and is solely for the Underwriters’ benefit in connection with the closing occurring today and the offering of the Shares, in each case pursuant to the Underwriting Agreement. Without our prior written consent, this opinion may not be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person for any purpose, including any other person that acquires Shares or that seeks to assert your rights in respect of this opinion (other than any Underwriter’s successor in interest by means of merger, consolidation, transfer of a business or other similar transaction).

Sincerely,

EXHIBIT F

[LETTERHEAD OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP]

                            October [   ], 2007

Bear, Stearns & Co. Inc.
Jefferies & Company, Inc.
As Representatives of the Several Underwriters

c/o	Bear, Stearns & Co. Inc. 383 Madison Ave. New York, New York 10179

Jefferies & Company, Inc. 520 Madison Avenue, 12th Floor New York, New York 10022

Ladies and Gentlemen:

We have acted as special United States counsel to Fleet Acquisition LLC, a Marshall Islands limited liability company (the “Selling Shareholder”), in connection with the Underwriting Agreement, dated September 26, 2007 (the “Underwriting Agreement”), among Bear, Stearns & Co. Inc. and Jefferies & Company, Inc. (collectively, the Representatives), as representatives of the several Underwriters named therein (the “Underwriters”), the Selling Shareholder and Genco Shipping & Trading Limited, a Marshall Islands corporation (the “Company”), relating to the sale by the Selling Shareholder to the Underwriters of an aggregate of 846,045 shares of the Company’s Common Stock, par value $ 0.01 per share (the “Common Stock”) (the “Secondary Shares”), and up to an additional 256,246 shares of Common Stock (the “Option Shares”) at the Underwriters’ option to cover over-allotments.  The Secondary Shares and the Option Shares are collectively referred to herein as the “Shares.”

This letter is being furnished to you pursuant to Section 6(e) of the Underwriting Agreement.  Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Underwriting Agreement.

In the above capacity, we have reviewed (i) the registration statement on Form S-3 (File No. 333-140158) relating to the common stock, preferred stock and debt securities of the Company, filed on January 23, 2007 with the Commission under the Securities Act of 1933 (the “Securities Act”), as amended by Amendment No. 1 thereto, filed with the Commission allowing for delayed offerings pursuant to Rule 415 under the Securities Act (such registration statement being hereinafter referred to as the “Registration Statement”), (ii) the prospectus, dated February 7, 2007 (the “Base Prospectus”), relating to the offering of the securities of the Company which forms a part of and is included in the Registration Statement, (iii) the preliminary prospectus supplement, dated September 24, 2007 (together with the Base Prospectus, the “Preliminary Prospectus”) relating to the offering of the Shares and (iv) the prospectus supplement, dated September 26, 2007 (the “Prospectus Supplement,” together with the Base Prospectus, the “Prospectus”), relating to the offering of the Shares.  We have also reviewed the “issuer free writing prospectuses” (as defined in Rule 433(h)(1)) of the General Rules and Regulations under the Securities Act  (the “Rules and Regulations”) identified on Schedule A hereto relating to the Shares (the “Issuer General Use Free Writing Prospectus”) and such other documents as we deemed appropriate.

In addition, we have participated in conferences with officers and other representatives of the Company, counsel for the Company, representatives of the independent accountants of the Company, your representatives and counsel for the Underwriters at which the contents of the Registration Statement, the General Disclosure Package (as defined below) and the Prospectus set forth under the headings described below and related matters were discussed.  We did not prepare the Registration Statement, Prospectus or Base Prospectus or Issuer General Use Free Writing Prospectuses.  We do not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the General Disclosure Package or the Prospectus and have made no independent check or verification thereof.

On the basis of the foregoing, the disclosures under the heading “Selling Shareholder” (such disclosures, “the Disclosures”) (i) in the Registration Statement, as of the Applicable Time (as defined below), and the Prospectus, as of the date of the Prospectus Supplement, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the Rules and Regulations applicable thereto and (ii) no facts have come to our attention that have caused us to believe that the Disclosures in the Registration Statement, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Disclosures in the Prospectus, as of the date of the Prospectus Supplement and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  In addition, on the basis of the foregoing, no facts have come to our attention that have caused us to believe that the Disclosures in the General Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we do not express any view as to disclosures of the amount of shares of Common Stock reflected in the Disclosures as being owned or beneficially owned by any person or entity) .

As used herein, “Applicable Time” means 9:00 p.m. (Eastern Daylight Time) on September 26, 2007 and “General Disclosure Package” means the Preliminary Prospectus and the Issuer General Free Writing Prospectuses issued at or prior to the Applicable Time, all considered together.

This letter is furnished to you as representatives of the Underwriters and is solely for your and the other Underwriters’ benefit in connection with the closing occurring today and the offering of the Shares pursuant to the Underwriting Agreement.  Without our prior written consent, this letter may not be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person for any purpose, including any person that acquires the Shares or that seeks to assert your rights in respect of this letter (other than your successor in interest by means of a merger, consolidation, transfer of a business or other similar transaction).

Very truly yours,

EXHIBIT G

FORM OF LOCK-UP LETTER

            September 26, 2007

Bear, Stearns & Co. Inc.
Jefferies & Company, Inc.
c/o           Bear, Stearns & Co. Inc.
383 Madison Ave.
New York, New York 10179

Ladies and Gentlemen:

The undersigned understands that Bear, Stearns & Co. Inc. (“Bear Stearns”) and Jefferies & Company, Inc. (“Jefferies”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Genco Shipping & Trading Limited, Inc., a Marshall Islands company (the “Company”) and Fleet Acquisition LLC, a Marshall Islands company (the “Selling Shareholder”), providing for the public offering (the “Public Offering”) by the several Underwriters, including Bear Stearns and Jefferies (the “Underwriters”), of shares (the “Shares”) of the common stock, par value $0.01 per share, of the Company (the “Common Stock”).

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Bear Stearns and Jefferies, on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 45 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (3) publicly disclose an intention to do any of the foregoing. The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions or (b) transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift; provided that in the case of any transfer or distribution pursuant to clause (b), (i) each donee or distributee shall sign and deliver

G-1

a lock-up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the restricted period referred to in the foregoing sentence. In addition, the undersigned agrees that, without the prior written consent of Bear Stearns and Jefferies, on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 45 days after the date of the Prospectus, as such may be extended as described below, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock during the restricted period described herein, except in compliance with the foregoing restrictions.

If:

(1) during the last 17 days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs; or

(2) prior to the expiration of the restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period;

the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

The undersigned shall not engage in any transaction that may be restricted by this agreement during the 34-day period beginning on the last day of the initial restricted period unless the undersigned requests and receives prior written confirmation from the Company, Bear Stearns or Jefferies that the restrictions imposed by this agreement have expired.

The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

G-2

Very truly yours,

_________________________________
(Name)

__________________________________
(Address)